SCUDDER  [logo]
Scudder Cash Investment Trust
November 1, 1997

Scudder Premium Money Market Shares
Dated May 1, 1998

Supplement to Combined Prospectus

The last two sentences of the first paragraph under the heading "Transaction information -- Processing time -- Scudder Premium Money Market Shares" are replaced by the following:

Redemption requests received in good order by the Fund's transfer agent by the close of regular trading, normally 4:00 p.m. eastern time, are executed at the net asset value calculated at the close on that day. If requested by the shareholder, proceeds can be wired that day, but no dividend will be earned on the redeemed shares that day. All other redemption requests will be processed on the day received and will earn a dividend on the redeemed shares that day; however, the proceeds will be distributed on the next business day.


June 15, 1998